SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

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                          DATE OF REPORT: JUNE 26, 2006
                        (Date of earliest event reported)



                            INCENTRA SOLUTIONS, INC.
             (Exact name of Registrant as specified in its charter)


                                     NEVADA
                 (State or other jurisdiction of incorporation)



      333-16031                                                  86-0793960
(Commission File No.)                                         (I.R.S. Employer
                                                             Identification No.)


                                1140 PEARL STREET
                             BOULDER, COLORADO 80302
               (Address of principal executive offices; zip code)

                                 (303) 440-7930
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if changed Since Last Report)

                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On June 26, 2006 and June 30, 2006, we consummated a second and third closing (collectively, the "ADDITIONAL CLOSINGS") under our offering (the "OFFERING") of up to four million dollars ($4,000,000) in aggregate principal amount of unsecured, convertible term notes (the "CONVERTIBLE NOTES"), as previously reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on May 23, 2006. At the Additional Closings, we issued and sold to the Purchasers Convertible Notes in the aggregate principal amount of one million three hundred fifty thousand dollars ($1,350,000) and warrants to purchase 320,421 shares of our common stock (the "WARRANTS"). The sale of the Convertible Notes were made to three institutional investors pursuant to a Note Purchase Agreement (the "PURCHASE AGREEMENT") dated as of June 6, 2006. As a result of the Additional Closings, aggregate proceeds received from the Offering to date total $2,410,000, including $100,000 invested by an employee insider on May 26, 2006. In connection with the Additional Closings, certain terms of the Offering were changed from the initial closing (the "INITIAL CLOSING") under the Offering and the forms of Convertible Note, Warrant and Registration Rights Agreement executed in connection with the Additional Closings were modified from the forms executed in connection with the Initial Closing. The Convertible Note, Warrant and Registration Rights Agreement are filed herewith as Exhibits 10.1,
10.2 and 10.3, respectively.

         The Convertible Note and Warrant executed in connection with the Additional Closings include a weighted-average anti-dilution provision and a limitation on the number shares for which the Convertible Note and Warrant may be converted or exercised. Pursuant to such limitation, a holder may not convert its Convertible Note nor exercise its Warrant if, as a result of such conversion or exercise, the number of shares of Common Stock such holder would beneficially own exceeds the difference between (i) 9.99% of the then-issued and outstanding shares of our Common Stock and (ii) the number of shares of Common Stock beneficially owned by such holder and/or such holder's affiliates (as defined under Rule 144 of the Securities Act of 1933, as amended (the "SECURITIES ACT")), except upon (i) sixty-one (61) days' prior notice from such holder to us or (ii) upon the occurrence and continuance of an event of default under the Purchase Agreement. Unlike the Convertible Notes issued in the Initial Closing, the Convertible Note issued in the Additional Closings does not permit us to redeem the Convertible Note in cash upon five (5) days notice. Furthermore, the Convertible Notes issued in the Additional Closings contain a provision that gives us the right to convert all or any portion of the then unpaid and accrued interest on such Convertible Notes into shares of our Common Stock at the then-effective conversion price of such Convertible Notes, if the average closing price of our Common Stock as reported by Bloomberg, L.P. on the applicable market for the five (5) consecutive trading days immediately preceding the date of conversion is greater than or equal to one hundred twenty-five percent (125%) of the conversion price; provided there is an effective registration statement covering the resale of the shares issuable upon conversion of such Convertible Notes.

         On June 26, 2006, we entered into a registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT") with the Purchasers in the Additional Closings pursuant to which we agreed to register for resale under the Securities Act the shares of Common Stock issuable to them upon conversion of the Convertible Notes or upon exercise of the Warrants. Pursuant to the terms of the Registration Rights Agreement, we are required to file a registration statement on Form S-1 with the Commission not later than ninety (90) days following June 26, 2006 (the date of the second closing) and use our reasonable commercial efforts to cause such Registration Statement to become effective as promptly after the filing thereof, but not later than one hundred fifty (150) days following the date of the Additional Closings.

         The above discussion of the material terms of the agreements is not a complete description of the terms of the transaction and is qualified in its entirety by reference to the agreements entered into in connection with the transaction, copies of which are included as exhibits to this Current Report on Form 8-K and the text of which is incorporated herein by reference.


                        SECTION 2 - FINANCIAL INFORMATION

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosures contained in Item 1.01 are incorporated herein by reference.


                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES.

         In connection with the transactions described in Item 1.01, we issued to each of the Purchasers a Convertible Note and Warrant described therein. The Convertible Notes and Warrants were issued in reliance on the exemption from registration provided by Section 4(2) of the Act, on the basis that their issuance did not involve a public offering, no underwriting fees or commissions were paid by us in connection with such sale and that the Purchasers represented to us that they were "accredited investors", as defined in the Act.


                  SECTION 9 - FINANCIAL STATEMENT AND EXHIBITS

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         Number     Documents
         ------     ---------

          10.1      Form of Convertible Term Note.

          10.2 Form of Common Stock Purchase Warrant to purchase shares of common stock.

          10.3 Registration Rights Agreement, dated as of June 26, 2006, between our company, RAB American Opportunities Fund Limited, RAB Investment Funds plc and Blueline Capital Partners LP II.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          INCENTRA SOLUTIONS, INC.


Date: June 30, 2006                       By:   /s/ Thomas P. Sweeney III
                                             -------------------------------
                                             Thomas P. Sweeney III
                                             Chief Executive Officer

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                                  EXHIBIT INDEX

         Number     Documents
         ------     ---------

          10.1      Form of Convertible Term Note.

          10.2 Form of Common Stock Purchase Warrant to purchase shares of common stock.

          10.3 Registration Rights Agreement, dated as of June 26, 2006, between our company, RAB American Opportunities Fund Limited, RAB Investment Funds plc and Blueline Capital Partners LP II.

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